Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2050 Fund
June 30, 2024
AFF50-NPRT1-0824
1.833438.118
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/25/24 to 9/26/24 (b) (Cost $2,400,512)	2,410,000	2,400,553

Domestic Equity Funds - 52.7%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	7,169,418	137,581,130
Fidelity Advisor Series Growth Opportunities Fund (c)	6,060,610	97,151,571
Fidelity Advisor Series Small Cap Fund (c)	3,561,867	46,161,796
Fidelity Series All-Sector Equity Fund (c)	3,742,916	46,075,292
Fidelity Series Commodity Strategy Fund (c)	153,265	14,908,126
Fidelity Series Large Cap Stock Fund (c)	8,045,536	184,564,591
Fidelity Series Large Cap Value Index Fund (c)	1,163,732	18,235,675
Fidelity Series Opportunistic Insights Fund (c)	4,633,038	110,683,282
Fidelity Series Small Cap Core Fund (c)	465,605	5,363,771
Fidelity Series Small Cap Opportunities Fund (c)	3,978,391	59,437,168
Fidelity Series Stock Selector Large Cap Value Fund (c)	7,836,733	107,519,982
Fidelity Series Value Discovery Fund (c)	7,196,300	110,103,396
TOTAL DOMESTIC EQUITY FUNDS (Cost $649,086,083)		937,785,780

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	3,227,575	48,704,102
Fidelity Series Emerging Markets Fund (c)	5,187,035	47,772,593
Fidelity Series Emerging Markets Opportunities Fund (c)	10,215,853	192,160,191
Fidelity Series International Growth Fund (c)	7,663,331	140,392,217
Fidelity Series International Small Cap Fund (c)	1,483,395	25,291,880
Fidelity Series International Value Fund (c)	11,198,243	141,545,789
Fidelity Series Overseas Fund (c)	10,035,002	141,192,482
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $584,710,374)		737,059,254

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	86,258	834,982
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	112,230	856,313
Fidelity Series Emerging Markets Debt Fund (c)	1,139,807	8,901,890
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	312,701	2,767,405
Fidelity Series Floating Rate High Income Fund (c)	189,110	1,698,210
Fidelity Series High Income Fund (c)	1,082,568	9,115,223
Fidelity Series International Credit Fund (c)	68,526	555,745
Fidelity Series Long-Term Treasury Bond Index Fund (c)	13,773,985	75,619,177
Fidelity Series Real Estate Income Fund (c)	176,063	1,706,049
TOTAL BOND FUNDS (Cost $129,122,042)		102,054,994

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $3,327,336)	3,326,671	3,327,336

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,368,646,347)	1,782,627,917
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(1,436,865)
NET ASSETS - 100.0%	1,781,191,052

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	19	Sep 2024	2,226,040	1,462	1,462
ICE MSCI Emerging Markets Index Contracts (United States)	110	Sep 2024	5,985,100	10,426	10,426

TOTAL EQUITY INDEX CONTRACTS					11,888

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	599	Sep 2024	65,880,641	409,776	409,776
CBOT 5-Year U.S. Treasury Note Contracts (United States)	335	Sep 2024	35,703,672	165,660	165,660
CBOT Long Term U.S. Treasury Bond Contracts (United States)	66	Sep 2024	7,808,625	68,195	68,195

TOTAL TREASURY CONTRACTS					643,631

TOTAL PURCHASED					655,519

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	60	Sep 2024	16,564,500	(28,098)	(28,098)

TOTAL FUTURES CONTRACTS					627,421
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,400,553.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	1,781,482	10,976,570	9,430,687	29,608	(29)	-	3,327,336	0.0%
Total	1,781,482	10,976,570	9,430,687	29,608	(29)	-	3,327,336

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	137,019,056	2,673,915	10,646,572	-	1,726,565	6,808,166	137,581,130
Fidelity Advisor Series Growth Opportunities Fund	96,570,615	1,799,759	9,008,772	-	1,345,150	6,444,819	97,151,571
Fidelity Advisor Series Small Cap Fund	47,215,551	1,330,419	1,865,348	-	254,045	(772,871)	46,161,796
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	841,574	11,285	29,093	441	123	11,093	834,982
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	871,438	11,189	29,240	344	(1,544)	4,470	856,313
Fidelity Series All-Sector Equity Fund	45,360,066	533,365	1,684,702	-	289,698	1,576,865	46,075,292
Fidelity Series Canada Fund	49,886,168	1,999,635	2,410,809	-	438,084	(1,208,976)	48,704,102
Fidelity Series Commodity Strategy Fund	11,811,964	3,432,704	651,316	-	28,623	286,151	14,908,126
Fidelity Series Emerging Markets Debt Fund	9,020,630	252,481	311,857	133,189	14,743	(74,107)	8,901,890
Fidelity Series Emerging Markets Debt Local Currency Fund	2,872,349	30,362	90,061	-	(1,422)	(43,823)	2,767,405
Fidelity Series Emerging Markets Fund	46,941,697	578,644	2,052,875	-	123,194	2,181,933	47,772,593
Fidelity Series Emerging Markets Opportunities Fund	189,506,134	3,580,813	10,692,238	-	192,002	9,573,480	192,160,191
Fidelity Series Floating Rate High Income Fund	1,709,852	60,163	58,569	38,475	2,445	(15,681)	1,698,210
Fidelity Series Government Money Market Fund 5.42%	25,639	-	25,639	42	-	-	-
Fidelity Series High Income Fund	9,214,584	259,523	312,944	142,409	5,278	(51,218)	9,115,223
Fidelity Series International Credit Fund	562,433	7,513	10,616	7,513	541	(4,126)	555,745
Fidelity Series International Growth Fund	141,808,207	5,648,298	4,672,133	-	1,302,405	(3,694,560)	140,392,217
Fidelity Series International Small Cap Fund	26,547,808	325,140	871,493	-	214,661	(924,236)	25,291,880
Fidelity Series International Value Fund	142,974,739	4,559,834	6,442,760	-	1,202,646	(748,670)	141,545,789
Fidelity Series Large Cap Stock Fund	184,043,287	2,896,313	10,621,051	-	2,298,341	5,947,701	184,564,591
Fidelity Series Large Cap Value Index Fund	18,107,751	1,122,536	595,611	-	117,745	(516,746)	18,235,675
Fidelity Series Long-Term Treasury Bond Index Fund	85,828,804	4,296,644	12,372,345	672,479	(5,207,142)	3,073,216	75,619,177
Fidelity Series Opportunistic Insights Fund	108,603,808	2,660,465	7,789,611	-	1,478,922	5,729,698	110,683,282
Fidelity Series Overseas Fund	142,183,395	4,029,363	4,885,056	-	1,003,280	(1,138,500)	141,192,482
Fidelity Series Real Estate Income Fund	1,714,754	48,258	58,400	26,571	2,779	(1,342)	1,706,049
Fidelity Series Short-Term Credit Fund	118,930	-	118,327	137	2,589	(3,192)	-
Fidelity Series Small Cap Core Fund	5,514,896	79,828	97,552	25,484	10,434	(143,835)	5,363,771
Fidelity Series Small Cap Opportunities Fund	59,796,550	3,012,592	1,977,543	-	709,719	(2,104,150)	59,437,168
Fidelity Series Stock Selector Large Cap Value Fund	107,185,901	6,360,074	3,515,735	-	571,267	(3,081,525)	107,519,982
Fidelity Series Value Discovery Fund	109,648,060	7,816,582	3,618,783	-	605,676	(4,348,139)	110,103,396
	1,783,506,640	59,417,697	97,517,051	1,047,084	8,730,847	22,761,895	1,776,900,028

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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